UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-10053

Merrill Lynch Total Return Bond Fund

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Total Return Bond Fund, 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
December 31, 2002


Merrill Lynch
Total Return
Bond Fund


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Total Return Bond Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH TOTAL RETURN BOND FUND


Officers and
Directors/Trustees


Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Melvin R. Seiden, Director/Trustee
Stephen B. Swensrud, Director/Trustee
Patrick Maldari, Vice President
James J. Pagano, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Effective January 1, 2003, Melvin R. Seiden, Director/Trustee of
Merrill Lynch Total Return Bond Fund, retired. The Fund's Board of Directors/Trustees wishes Mr. Seiden well in his retirement.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863




Merrill Lynch Total Return Bond Fund, December 31, 2002


DEAR SHAREHOLDER


Economic Environment
The U.S. economy grew throughout 2002, although the pace of the growth had been quite uneven from quarter to quarter. For the year as a whole, the economy quite likely grew at an annual pace of approximately 3.0%--modest for sure, but hardly the source for "double-dip" recessionary concerns that dominated the headlines from time to time. Inflation remained virtually non-existent, with the core personal consumption expenditure deflator, the inflation gauge watched by the Federal Reserve Board, rising by only 1.8%.

In past economic recoveries, businesses have contributed significantly to growth. However, the continuing corporate profit drought in the face of significant excess capacity left businesses holding back on capital spending and achieving productivity gains through paring down payrolls. The consumer sector, on the other hand, held up remarkably well, despite the weak employment outlook, declining equity markets, and terrorism and geopolitical concerns adding to the decline in consumer confidence. Nevertheless, the sharp drop in mortgage rates during the past year contributed to a healthy housing market and a refinancing boom, helping out the consumer, while heavy economic incentives (such as zero-cost financing) helped keep consumption of durable goods, such as automobiles, robust.

Looking ahead, we anticipate the economy to grow at a sub-par rate of below 3% in 2003, with risks to the forecast more evenly balanced. While the prospects for a strong fiscal stimulus package from Washington, D.C. have improved markedly, the timing of the legislation, its scope and its potential positive impact on the economy over the near term remain uncertain. At the same time, the possible end of the mortgage refinancing boom and a murky labor market could further erode consumer confidence, posing downside risks to the economy. Capital spending by businesses is also likely to remain somewhat subdued as the sectors that have contributed historically to capital spending--telecommunications, utility and energy--work out past excesses. Government spending is not likely to contribute very much, given the potential for the growing fiscal deficits at state and local government levels somewhat offsetting the spending from Washington.


Interest Rates
Interest rates essentially followed the economic news through most of the six months ended December 31, 2002. The Federal Reserve Board started the period with the Federal Funds rate at 1.75%, with a balanced view of risk. However, with the economy showing signs of stress in the third quarter, at the Federal Open Market Committee
(FOMC) meeting, the Federal Reserve Board changed its bias once again toward "weakness" in the economy. Amid growing deflationary concerns, and the potential for the economy to slip back into a recession, the Federal Reserve Board surprised investors at its November FOMC meeting, by lowering the Federal Funds rate by 50 basis points (.50%) to 1.25%, but changing the bias once again to "balanced."

Most Treasury yields reacted to the changing economic prospects throughout the period. Sensing a strong recovery, Treasury yields fell sharply from early April, with most of the declines occurring in the third quarter through October 10, 2002. During this period, two-year note yields declined by 197 basis points, ten-year notes by 177 basis points and 30-year bonds by 111 basis points. Although yields have backed up toward year end, for the year as a whole, the investment-grade sector in general had a solid year.

Going forward, we expect the Federal Reserve Board to remain on hold, at least through the first half of 2003. While a slow growing economy with little threat of inflation should keep interest rates range bound, the risks to the fixed income markets have become somewhat asymmetric. The growing budget deficits at the Federal and state levels, along with the absolute low levels of current interest rates, not to mention the stellar performance of the fixed market over the past three years, give us little reason to hope for a sustained drop in interest rates. Accordingly, we anticipate interest rates to have an upward bias and the yield curve to have a bearish steepening bias over the next few months.


Portfolio Matters
For the six months ended December 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +6.19%, +5.28%, +5.28% and +5.67%, respectively, compared to its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, which had a total return of +6.23% for the same six-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Entering the six-month period ended December 31, 2002, the portfolio held overweights of 3% - 8% in the major credit sectors, including corporate bonds, mortgage-backed securities and commercial mortgage-backed securities. However, the warning signals that began to emerge near the end of the first half caused us to question our optimistic view of the economy and the markets. After peaking at about 10,350, the Dow Jones Industrial Average plunged more than 2,500 points in just over eight weeks. Consumer confidence, estimates of gross domestic product growth and Treasury yields also fell, and by the beginning of August the markets were in a crisis mode. Although we made major adjustments in portfolio construction, reducing our corporate and mortgage overweights to neutral and adding duration, performance suffered as market liquidity dried up. This caused our restructuring to take longer than expected, and execution delays invariably cost money in such volatile market conditions. Although the corporate sector suffered a total of more than 400 basis points of negative excess returns during June and July, careful management of our holdings substantially limited the effects of the down move. Portfolio performance during this period enabled the Fund to make up ground compared to its peers.

In the last quarter of 2002, the summer's extreme volatility had given way to a market in which Treasury yields have traded in a narrow range. As was true at the beginning of the period, the credit sectors have again taken a leading role. While we have reestablished overweight positions in the corporate and mortgage sectors, we remain mindful of the potential for a return of volatility. As such, the overweights are smaller--about 2% - 3%--and more liquid, which enables us to move quickly back to a neutral profile should it become necessary. We have continued to actively manage portfolio duration and to aggressively finance our "to be announced" mortgage holdings, which are safe strategies designed to incrementally increase Fund performance.

Going forward, we seek to maintain a portfolio profile reflective of our pro-cyclical bias--spread sector overweights and duration less than that of the benchmark. While we believe there is a high probability that there will be a military confrontation with Iraq during the first quarter of 2003, we anticipate that this will ultimately result in a decline in volatility as uncertainty is removed from the markets. We expect this to provide the basis for solid, if unspectacular, economic growth as the year progresses.


In Conclusion
On September 30, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, among the Fund, Mercury Total Return Bond Fund, Merrill Lynch Global Bond Fund For Investment and Retirement, The Corporate Fund Accumulation Program, Inc., the Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. (the "Core Bond Portfolio") and the Portfolio whereby the Core Bond Portfolio will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of the Core Bond Portfolio.

We thank you for your investment in Merrill Lynch Total Return Bond
Fund.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Patrick Maldari)
Patrick Maldari
Portfolio Manager



(James J. Pagano)
James J. Pagano
Portfolio Manager



February 4, 2003




Merrill Lynch Total Return Bond Fund, December 31, 2002


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4.25% and an account maintenance fee of 0.25% (but no distribution fee).

The performance results depicted on pages 4 and 5 are those of Merrill Lynch Total Return Bond Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Total Return Bond Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Total Return Bond Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include actual operating expenses of Merrill Lynch Total Return Bond Fund. The Fund commenced operations on October 6, 2000.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class A, Class B, Class C and Class D Shares in excess of .65%, 1.65%, 1.65% and .90%, respectively, of the average net assets of each Class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/02                    +9.75%         +5.09%
Five Years Ended 12/31/02                  +6.65          +5.73
Inception (12/06/94) through 12/31/02      +8.57          +7.99

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/02                    +8.28%         +4.28%
Inception (10/06/00) through 12/31/02      +8.52          +7.30

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/02                    +8.28%         +7.28%
Inception (10/06/00) through 12/31/02      +8.53          +8.53

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 12/31/02                    +9.09%         +4.45%
Inception (6/02/99) through 12/31/02       +7.08          +5.79

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.



Recent
Performance
Results

                                            6-Month         12-Month     Since Inception    Standardized
As of December 31, 2002                   Total Return    Total Return     Total Return     30-Day Yield
ML Total Return Bond Fund Class A Shares*     +6.19%          +9.75%          +94.15%           3.47%
ML Total Return Bond Fund Class B Shares*     +5.28           +8.28           +20.06            2.66
ML Total Return Bond Fund Class C Shares*     +5.28           +8.28           +20.07            2.65
ML Total Return Bond Fund Class D Shares*     +5.67           +9.09           +27.75            3.25
Lehman Brothers Aggregate Bond Index**        +6.23          +10.25    +93.69/+34.21/+23.77      --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's since inception periods are from 12/06/94 for Class A Shares, from 10/06/00 for Class B and Class C Shares, and from 6/02/99 for
Class D Shares.
**This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity. Since inception total returns are from 12/31/94, 6/30/99 and 10/31/00, respectively.



Merrill Lynch Total Return Bond Fund, December 31, 2002


STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
TOTAL RETURN
BOND FUND         As of December 31, 2002
Assets:           Investment in Total Return Bond Master Portfolio, at value
                  (identified cost--$46,562,574)                                                             $   47,590,687
                  Receivable from administrator                                                                      46,100
                                                                                                             --------------
                  Total assets                                                                                   47,636,787
                                                                                                             --------------

Liabilities:      Payables:
                     Dividends and distributions to shareholders                           $       76,787
                     Distributor                                                                   30,855           107,642
                                                                                           --------------
                  Accrued expenses                                                                                   81,541
                                                                                                             --------------
                  Total liabilities                                                                                 189,183
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $   47,447,604
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.01 par value, 100,000,000
Consist of:       shares authorized                                                                          $        1,035
                  Class B Shares of Common Stock, $.01 par value, 200,000,000
                  shares authorized                                                                                  14,855
                  Class C Shares of Common Stock, $.01 par value, 100,000,000
                  shares authorized                                                                                  16,176
                  Class D Shares of Common Stock, $.01 par value, 100,000,000
                  shares authorized                                                                                  11,601
                  Paid-in capital in excess of par                                                               46,220,826
                  Undistributed investment income--net                                     $        3,009
                  Undistributed realized capital gains on investments from
                  the Portfolio--net                                                              151,989
                  Unrealized appreciation on investments from the Portfolio--net                1,028,113
                                                                                           --------------
                  Total accumulated earnings--net                                                                 1,183,111
                                                                                                             --------------
                  Net assets                                                                                 $   47,447,604
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $1,130,344 and 103,471
Value:                     shares outstanding                                                                $        10.92
                                                                                                             ==============
                  Class B--Based on net assets of $16,131,227 and 1,485,519
                           shares outstanding                                                                $        10.86
                                                                                                             ==============
                  Class C--Based on net assets of $17,573,195 and 1,617,633
                           shares outstanding                                                                $        10.86
                                                                                                             ==============
                  Class D--Based on net assets of $12,612,838 and 1,160,100
                           shares outstanding                                                                $        10.87
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

MERRILL LYNCH
TOTAL RETURN
BOND FUND         For the Six Months Ended December 31, 2002
Investment        Net investment income allocated from the Portfolio:
Income from the      Interest                                                                                $    1,016,596
Portfolio--Net:      Dividends                                                                                        8,316
                     Expenses                                                                                     (100,418)
                                                                                                             --------------
                  Net investment income from the Portfolio                                                          924,494
                                                                                                             --------------

Expenses:         Account maintenance and distribution fees--Class C                       $       75,809
                  Account maintenance and distribution fees--Class B                               71,081
                  Administration fees                                                              52,273
                  Printing and shareholder reports                                                 24,881
                  Registration fees                                                                20,962
                  Account maintenance fees--Class D                                                14,215
                  Transfer agent fees--Class C                                                      8,667
                  Professional fees                                                                 8,598
                  Transfer agent fees--Class B                                                      8,134
                  Transfer agent fees--Class D                                                      6,527
                  Transfer agent fees--Class A                                                        612
                  Other                                                                             3,210
                                                                                           --------------
                  Total expenses before reimbursement                                             294,969
                  Reimbursement of expenses                                                      (98,372)
                                                                                           --------------
                  Total expenses after reimbursement                                                                196,597
                                                                                                             --------------
                  Investment income--net                                                                            727,897
                                                                                                             --------------

Realized &        Realized gain on investments from the Portfolio--net                                              568,896
Unrealized        Change in unrealized appreciation on investments from the Portfolio--net                          817,095
Gain from the                                                                                                --------------
Portfolio--Net:   Total realized and unrealized gain on investments from the Portfolio--net                       1,385,991
                                                                                                             --------------
                  Net Increase in Net Assets Resulting from Operations                                       $    2,113,888
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Total Return Bond Fund, December 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six         For the
MERRILL LYNCH                                                                                Months Ended       Year Ended
TOTAL RETURN                                                                                 December 31         June 30,
BOND FUND         Increase (Decrease) in Net Assets:                                             2002              2002
Operations:       Investment income--net                                                   $      727,897    $      752,065
                  Realized gain (loss) on investments from the Portfolio--net                     568,896         (147,374)
                  Change in unrealized appreciation/depreciation on investments
                  from the Portfolio--net                                                         817,095           224,559
                                                                                           --------------    --------------
                  Net increase in net assets resulting from operations                          2,113,888           829,250
                                                                                           --------------    --------------

Dividends &       Investment income--net:
Distributions to     Class A                                                                     (22,638)          (21,127)
Shareholders:        Class B                                                                    (229,585)         (258,324)
                     Class C                                                                    (244,136)         (158,109)
                     Class D                                                                    (227,671)         (320,034)
                  Realized gain on investments from the Portfolio--net:
                     Class A                                                                      (4,527)             (473)
                     Class B                                                                     (63,181)           (7,467)
                     Class C                                                                     (68,860)           (3,664)
                     Class D                                                                     (46,670)           (9,703)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from dividends and
                  distributions to shareholders                                                 (907,268)         (778,901)
                                                                                           --------------    --------------

Capital Share     Net increase in net assets derived from capital share transactions           14,807,219        28,178,439
Transactions:                                                                              --------------    --------------

Net Assets:       Total increase in net assets                                                 16,013,839        28,228,788
                  Beginning of period                                                          31,433,765         3,204,977
                                                                                           --------------    --------------
                  End of period*                                                           $   47,447,604    $   31,433,765
                                                                                           ==============    ==============

                  *Undistributed (accumulated) investment income (loss)--net               $        3,009    $        (858)
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                   Class A

                  The following per share data and ratios                           For the Six    For the       For the
                  have been derived from information                                   Months        Year         Period
MERRILL LYNCH     provided in the financial statements.                                Ended        Ended    Oct. 6, 2000++
TOTAL RETURN                                                                          Dec. 31,     June 30,    to June 30,
BOND FUND         Increase (Decrease) in Net Asset Value:                               2002         2002          2001
Per Share         Net asset value, beginning of period                             $    10.55     $    10.20     $    10.00
Operating                                                                          ----------     ----------     ----------
Performance:      Investment income--net                                             .23+++++       .51+++++            .45
                  Realized and unrealized gain on investments from the
                  Portfolio--net                                                          .41            .42            .17
                                                                                   ----------     ----------     ----------
                  Total from investment operations                                        .64            .93            .62
                                                                                   ----------     ----------     ----------
                  Less dividends and distributions:
                     Investment income--net                                             (.23)          (.57)          (.42)
                     Realized gain on investments--net                                  (.04)          (.01)             --
                                                                                   ----------     ----------     ----------
                  Total dividends and distributions                                     (.27)          (.58)          (.42)
                                                                                   ----------     ----------     ----------
                  Net asset value, end of period                                   $    10.92     $    10.55     $    10.20
                                                                                   ==========     ==========     ==========

Total             Based on net asset value per share                                 6.19%+++          9.30%       6.23%+++
Investment                                                                         ==========     ==========     ==========
Return:**

Ratios to         Expenses, net of reimbursement++++                                    .65%*           .65%          .65%*
Average                                                                            ==========     ==========     ==========
Net Assets:       Expenses++++                                                         1.12%*          1.54%        19.00%*
                                                                                   ==========     ==========     ==========
                  Investment income--net                                               4.26%*          5.07%         6.56%*
                                                                                   ==========     ==========     ==========

Supplemental      Net assets, end of period (in thousands)                         $    1,131     $      875     $       64
Data:                                                                              ==========     ==========     ==========




                                                                                                   Class B

                  The following per share data and ratios                           For the Six    For the       For the
                  have been derived from information                                   Months        Year         Period
MERRILL LYNCH     provided in the financial statements.                                Ended        Ended    Oct. 6, 2000++
TOTAL RETURN                                                                          Dec. 31,     June 30,    to June 30,
BOND FUND         Increase (Decrease) in Net Asset Value:                               2002         2002          2001
Per Share         Net asset value, beginning of period                             $    10.53     $    10.18     $    10.00
Operating                                                                          ----------     ----------     ----------
Performance:      Investment income--net                                             .18+++++       .44+++++            .35
                  Realized and unrealized gain on investments from the
                  Portfolio--net                                                          .37            .39            .18
                                                                                   ----------     ----------     ----------
                  Total from investment operations                                        .55            .83            .53
                                                                                   ----------     ----------     ----------
                  Less dividends and distributions:
                     Investment income--net                                             (.18)          (.47)          (.35)
                     Realized gain on investments--net                                  (.04)          (.01)             --
                                                                                   ----------     ----------     ----------
                  Total dividends and distributions                                     (.22)          (.48)          (.35)
                                                                                   ----------     ----------     ----------
                  Net asset value, end of period                                   $    10.86     $    10.53     $    10.18
                                                                                   ==========     ==========     ==========

Total             Based on net asset value per share                                 5.28%+++          8.21%       5.39%+++
Investment                                                                         ==========     ==========     ==========
Return:**

Ratios to         Expenses, net of reimbursement++++                                   1.65%*          1.65%         1.65%*
Average                                                                            ==========     ==========     ==========
Net Assets:       Expenses++++                                                         2.12%*          2.58%        20.00%*
                                                                                   ==========     ==========     ==========
                  Investment income--net                                               3.25%*          4.22%         5.32%*
                                                                                   ==========     ==========     ==========

Supplemental      Net assets, end of period (in thousands)                         $   16,131     $   10,113     $    2,077
Data:                                                                              ==========     ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Total Return Bond Fund, December 31, 2002


FINANCIAL HIGHLIGHTS (concluded)

                                                                                                   Class C

                  The following per share data and ratios                           For the Six    For the       For the
                  have been derived from information                                   Months        Year         Period
MERRILL LYNCH     provided in the financial statements.                                Ended        Ended    Oct. 6, 2000++
TOTAL RETURN                                                                          Dec. 31,     June 30,    to June 30,
BOND FUND         Increase (Decrease) in Net Asset Value:                               2002         2002          2001
Per Share           Net asset value, beginning of period                           $    10.53     $    10.18     $    10.00
Operating                                                                          ----------     ----------     ----------
Performance:        Investment income--net                                           .18+++++       .40+++++            .36
                    Realized and unrealized gain on investments from the
                    Portfolio--net                                                        .37            .47            .17
                                                                                   ----------     ----------     ----------
                    Total from investment operations                                      .55            .87            .53
                                                                                   ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                                            (.18)          (.51)          (.35)
                      Realized gain on investments--net                                 (.04)          (.01)             --
                                                                                   ----------     ----------     ----------
                    Total dividends and distributions                                   (.22)          (.52)          (.35)
                                                                                   ----------     ----------     ----------
                    Net asset value, end of period                                 $    10.86     $    10.53     $    10.18
                                                                                   ==========     ==========     ==========

Total               Based on net asset value per share                               5.28%+++          8.22%       5.39%+++
Investment                                                                         ==========     ==========     ==========
Return:**

Ratios to           Expenses, net of reimbursement++++                                 1.65%*          1.64%         1.65%*
Average                                                                            ==========     ==========     ==========
Net Assets:         Expenses++++                                                       2.12%*          2.51%        20.00%*
                                                                                   ==========     ==========     ==========
                    Investment income--net                                             3.24%*          4.07%         5.44%*
                                                                                   ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)                       $   17,573     $   10,339     $      259
Data:                                                                              ==========     ==========     ==========




                                                                                                   Class D

                  The following per share data and ratios                           For the Six    For the       For the
                  have been derived from information                                   Months        Year         Period
MERRILL LYNCH     provided in the financial statements.                                Ended        Ended    Oct. 6, 2000++
TOTAL RETURN                                                                          Dec. 31,     June 30,    to June 30,
BOND FUND         Increase (Decrease) in Net Asset Value:                               2002         2002          2001

Per Share           Net asset value, beginning of period                           $    10.54     $    10.19     $    10.00
Operating                                                                          ----------     ----------     ----------
Performance:        Investment income--net                                           .22+++++       .51+++++            .42
                    Realized and unrealized gain on investments from the
                    Portfolio--net                                                        .37            .41            .17
                                                                                   ----------     ----------     ----------
                    Total from investment operations                                      .59            .92            .59
                                                                                   ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                                            (.22)          (.56)          (.40)
                      Realized gain on investments--net                                 (.04)          (.01)             --
                                                                                   ----------     ----------     ----------
                    Total dividends and distributions                                   (.26)          (.57)          (.40)
                                                                                   ----------     ----------     ----------
                    Net asset value, end of period                                 $    10.87     $    10.54     $    10.19
                                                                                   ==========     ==========     ==========

Total               Based on net asset value per share                               5.67%+++          9.03%       5.97%+++
Investment                                                                         ==========     ==========     ==========
Return:**

Ratios to           Expenses, net of reimbursement++++                                  .90%*           .90%          .90%*
Average                                                                            ==========     ==========     ==========
Net Assets:         Expenses++++                                                       1.37%*          1.80%        19.25%*
                                                                                   ==========     ==========     ==========
                    Investment income--net                                             4.03%*          4.85%         6.19%*
                                                                                   ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)                       $   12,613     $   10,107     $      805
Data:                                                                              ==========     ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


MERRILL LYNCH
TOTAL RETURN
BOND FUND


1. Significant Accounting Policies:
Merrill Lynch Total Return Bond Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is a diversified, open-end management investment company which is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Total Return bond Master Portfolio (the "Portfolio") of the Fund Asset Management Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at December 31, 2002 was 28.0%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Company has also entered into an Administration Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has contractually agreed to pay all annual operating expenses of the Fund's Class A, Class B, Class C and Class D Shares in excess of .65%, 1.65%, 1.65% and .90%, respectively, as applied to the daily net assets of each Class through December 31, 2002. For the six months ended December 31, 2002, FAM earned fees of $52,273, all of which was waived. Also, FAM reimbursed the Fund $46,099 for additional expenses.




Merrill Lynch Total Return Bond Fund, December 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


MERRILL LYNCH
TOTAL RETURN
BOND FUND


The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the
"Distributor"), which is an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                            Account        Distribution
                        Maintenance Fee         Fee

Class B                       .25%              .75%
Class C                       .25%              .75%
Class D                       .25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                              FAMD           MLPF&S

Class D                      $1,419          $10,647


For the six months ended December 31, 2002, MLPF&S received contingent deferred sales charges of $19,528 and $6,497 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Portfolio for the six months ended December 31, 2002 were $16,352,862 and $2,563,507, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $14,807,219 and $28,178,439 for the six months ended December
31, 2002 and for the year ended June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                               36,007       $    387,254
Shares issued to shareholders
in reinvestment of dividends
and distributions                          1,915             20,690
                                    ------------       ------------
Total issued                              37,922            407,944
Shares redeemed                         (17,341)          (186,779)
                                    ------------       ------------
Net increase                              20,581       $    221,165
                                    ============       ============



Class A Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                               90,986       $    959,466
Shares issued to shareholders
in reinvestment of dividends
and distributions                          1,235             12,923
                                    ------------       ------------
Total issued                              92,221            972,389
Shares redeemed                         (15,606)          (163,062)
                                    ------------       ------------
Net increase                              76,615       $    809,327
                                    ============       ============



Class B Shares for the Six Months                         Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              616,009       $  6,590,580
Shares issued to shareholders
in reinvestment of dividends
and distributions                         17,458            187,825
                                    ------------       ------------
Total issued                             633,467          6,778,405
Automatic conversion of shares             (149)            (1,608)
Shares redeemed                        (108,658)        (1,161,842)
                                    ------------       ------------
Net increase                             524,660       $  5,614,955
                                    ============       ============



Class B Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                              957,144       $ 10,042,376
Shares issued to shareholders
in reinvestment of dividends
and distributions                         13,945            145,691
                                    ------------       ------------
Total issued                             971,089         10,188,067
Automatic conversion of shares              (43)              (451)
Shares redeemed                        (214,241)        (2,238,470)
                                    ------------       ------------
Net increase                             756,805       $  7,949,146
                                    ============       ============



Class C Shares for the Six Months                         Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              714,038       $  7,643,374
Shares issued to shareholders
in reinvestment of dividends
and distributions                         23,413            251,913
                                    ------------       ------------
Total issued                             737,451          7,895,287
Shares redeemed                        (101,725)        (1,090,138)
                                    ------------       ------------
Net increase                             635,726       $  6,805,149
                                    ============       ============



Class C Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                            1,021,783       $ 10,711,445
Shares issued to shareholders
in reinvestment of dividends
and distributions                         10,172            106,321
                                    ------------       ------------
Total issued                           1,031,955         10,817,766
Shares redeemed                         (75,484)          (790,676)
                                    ------------       ------------
Net increase                             956,471       $ 10,027,090
                                    ============       ============



Class D Shares for the Six Months                         Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              205,462       $  2,212,857
Automatic conversion of shares               149              1,608
Shares issued to shareholders
in reinvestment of dividends
and distributions                         23,530            253,006
                                    ------------       ------------
Total issued                             229,141          2,467,471
Shares redeemed                         (28,113)          (301,521)
                                    ------------       ------------
Net increase                             201,028       $  2,165,950
                                    ============       ============



Class D Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                              977,576       $ 10,422,064
Automatic conversion of shares                43                451
Shares issued to shareholders
in reinvestment of dividends
and distributions                         27,083            283,035
                                    ------------       ------------
Total issued                           1,004,702         10,705,550
Shares redeemed                        (124,615)        (1,312,674)
                                    ------------       ------------
Net increase                             880,087       $  9,392,876
                                    ============       ============



5. Reorganization Plan:
On September 30, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, among the Fund, Mercury Total Return Bond Fund, Merrill Lynch Global Bond Fund For Investment and Retirement, The Corporate Fund Accumulation Program, Inc., the Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. (the "Core Bond Portfolio") and the Portfolio whereby the Core Bond Portfolio will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of the Core Bond Portfolio.




Merrill Lynch Total Return Bond Fund, December 31, 2002


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                Total Return Bond Master Portfolio

                                         Face
                Industries              Amount                       Investments                                   Value
CORPORATE       Aerospace &         $  170,000   Martin Marietta Corp., 7.375% due 4/15/2013                   $    199,423
BONDS &         Defense--0.2%          210,000   Raytheon Company, 6.75% due 3/15/2018                              220,070
NOTES--40.3%                                                                                                   ------------
                                                                                                                    419,493

                Automotive--6.7%       260,000   American Honda Finance, 1.65% due 10/03/2005 (a)(c)                259,751
                                                 Chrysler Financial Company LLC (a):
                                       274,000      1.60% due 2/03/2003                                             273,912
                                       274,000      1.59% due 3/06/2003                                             273,806
                                                 Daimler-Chrysler NA Holdings:
                                     2,154,000      7.125% due 4/10/2003                                          2,176,677
                                       260,000      6.40% due 5/15/2006                                             280,269
                                       245,000      7.30% due 1/15/2012                                             274,927
                                        95,000   Ford Motor Company, 7.45% due 7/16/2031                             82,638
                                                 Ford Motor Credit Company:
                                     3,000,000      2.493% due 4/17/2003 (a)                                      2,993,589
                                       945,000      6.50% due 1/25/2007                                             933,394
                                       240,000      7.25% due 10/25/2011                                            233,202
                                                 General Motors Acceptance Corp.:
                                     3,000,000      2.115% due 7/21/2003 (a)                                      2,977,371
                                       390,000      6.875% due 8/28/2012                                            384,443
                                       226,000      8% due 11/01/2031                                               227,231
                                                                                                               ------------
                                                                                                                 11,371,210

                Banking--3.0%          350,000   BB&T Corporation, 4.75% due 10/01/2012                             351,255
                                       405,000   Bank of America Corporation, 5.125% due 11/15/2014                 411,905
                                       205,000   The Bank of New York, 5.20% due 7/01/2007                          220,677
                                       415,000   BankAmerica Corp., 5.875% due 2/15/2009                            455,384
                                                 Capital One Bank:
                                        40,000      6.50% due 7/30/2004                                              39,120
                                       160,000      6.875% due 2/01/2006                                            154,792
                                       105,000   Hudson United Bancorp Inc., 8.20% due 9/15/2006                    114,584
                                       550,000   KFW International Finance, 2.50% due 10/17/2005                    553,455
                                       180,000   MBNA America Bank NA, 7.125% due 11/15/2012                        188,372
                                                 MBNA Corporation:
                                       320,000      6.25% due 1/17/2007                                             334,049
                                       100,000      5.625% due 11/30/2007                                           102,132
                                       160,000   Marshall & Ilsley Bank, 4.125% due 9/04/2007                       165,208
                                       150,000   Regions Financial Corporation, 6.375% due 5/15/2012                167,289
                                       200,000   Suntrust Bank, 5.45% due 12/01/2017                                197,500
                                       480,000   US Bancorp, 1.56% due 9/16/2005 (a)                                480,302
                                       240,000   Wachovia Corporation, 4.95% due 11/01/2006                         256,096
                                                 Washington Mutual Inc.:
                                       175,000      7.50% due 8/15/2006                                             196,781
                                       310,000      4.375% due 1/15/2008                                            315,881
                                       360,000      Wells Fargo & Co., 5.125% due 2/15/2007                         386,645
                                                                                                               ------------
                                                                                                                  5,091,427

                Beverage Brewing &     220,000   Coors Brewing Company, 6.375% due 5/15/2012                        245,860
                Distilling--0.1%

                Broadcasting/          300,000   Liberty Media Corporation, 7.875% due 7/15/2009                    325,355
                Media--0.2%

                Building &             290,000   Toll Brothers Inc., 6.875% due 11/15/2012 (c)                      298,652
                Construction--0.2%

                Cable &                254,000   AOL Time Warner Inc., 6.875% due 5/01/2012                         268,250
                Media--0.9%                      Clear Channel Communications:
                                       190,000      7.875% due 6/15/2005                                            208,015
                                       205,000      7.65% due 9/15/2010                                             232,235
                                       280,000   Cox Communications Inc., 7.125% due 10/01/2012                     311,006
                                       205,000   USA Interactive, 7% due 1/15/2013 (c)                              211,975
                                       235,000   Viacom Inc., 7.875% due 7/30/2030                                  292,535
                                                                                                               ------------
                                                                                                                  1,524,016

                Canadian               475,000   Province of Ontario, 3.50% due 9/17/2007                           482,524
                Provinces--0.6%        370,000   Province of Quebec, 5% due 7/17/2009                               395,372
                                        75,000   Province of Saskatchewan, 8% due 7/15/2004                          81,609
                                                                                                               ------------
                                                                                                                    959,505

                Cellular                         AT&T Wireless Services Inc.:
                Telephones--0.2%       164,000      8.125% due 5/01/2012                                            164,820
                                       138,000      8.75% due 3/01/2031                                             135,240
                                                                                                               ------------
                                                                                                                    300,060

                Chemicals--0.1%        100,000   Methanex Corporation, 8.75% due 8/15/2012                          106,000
                                       133,000   Praxair Inc., 6.375% due 4/01/2012                                 148,679
                                                                                                               ------------
                                                                                                                    254,679

                Commercial             250,000   Cendant Corporation, 6.875% due 8/15/2006                          259,416
                Services &
                Supplies--0.2%

                Communications--0.4%   700,000   GTE Corporation, 6.84% due 4/15/2018                               727,012

                Consumer--0.2%         390,000   SC Johnson & Son Inc., 5% due 12/15/2012 (c)                       393,645

                Containers--0.1%       120,000   Sealed Air Corporation, 6.95% due 5/15/2009 (c)                    122,838

                Diversified--0.2%      305,000   Codelco Inc., 6.375% due 11/30/2012 (c)                            319,688

                Diversified                      Citigroup Inc.:
                Financials--1.7%       250,000      5.70% due 2/06/2004                                             260,039
                                       260,000      5.75% due 5/10/2006                                             282,250
                                       530,000      7.25% due 10/01/2010                                            615,261
                                       140,000      6.50% due 1/18/2011                                             157,080
                                       311,000      6.625% due 6/15/2032                                            339,527
                                     1,245,000   General Electric Capital Corp., 5.45% due 1/15/2013              1,293,226
                                                                                                               ------------
                                                                                                                  2,947,383



Merrill Lynch Total Return Bond Fund, December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                Total Return Bond Master Portfolio (continued)

                                         Face
                Industries              Amount                       Investments                                   Value
CORPORATE       Diversified         $  255,000   Cooper Industries Inc., 5.50% due 11/01/2009                  $    265,774
BONDS & NOTES   Manufacturing--0.2%
(continued)

                Diversified            265,000   Verizon Global Funding Corporation, 7.375% due 9/01/2012           304,893
                Telecommunication
                Services--0.2%

                Drug/                   59,000   Eli Lilly & Company, 7.125% due 6/01/2025                           69,641
                Pharmaceuticals--0.0%

                Electric--0.6%                   Florida Power & Light:
                                        90,000      4.85% due 2/01/2013                                              91,938
                                       140,000      5.85% due 2/01/2033                                             143,399
                                       230,000   Georgia Power Company, 5.125% due 11/15/2012                       237,999
                                       265,000   PSE&G Power, 6.95% due 6/01/2012                                   269,064
                                       250,000   Southern Power Company, 6.25% due 7/15/2012                        264,131
                                                                                                               ------------
                                                                                                                  1,006,531

                Electric               105,000   Exelon Corporation, 6.75% due 5/01/2011                            114,934
                Utilities--0.1%

                Energy                 200,000   Mid-American Energy Holdings, 5.875% due 10/01/2012 (c)            202,746
                Sources--0.1%

                Finance--2.4%          110,000   Boeing Capital Corporation, 7.10% due 9/27/2005                    119,154
                                       370,000   Equifax Inc., 4.95% due 11/01/2007 (c)                             376,474
                                                 Household Finance Corporation:
                                     1,550,000      2.91% due 12/16/2004                                          1,548,808
                                       735,000      5.875% due 2/01/2009                                            754,408
                                       505,000      7% due 5/15/2012                                                553,121
                                       250,000   International Lease Finance Corporation, 4.375%
                                                 due 12/15/2005                                                     252,988
                                       550,000   Mellon Funding Corporation, 5% due 12/01/2014                      559,017
                                                                                                               ------------
                                                                                                                  4,163,970

                Financial--            750,000   Goldman Sachs Group, Inc., 6.875% due 1/15/2011                    837,180
                Other--0.5%

                Financial              370,000   CountryWide Home Loan, 5.625% due 7/15/2009                        391,513
                Services--0.8%         795,000   Lehman Brothers Holdings, Inc., 6.625% due 1/18/2012               879,930
                                                                                                               ------------
                                                                                                                  1,271,443

                Food--0.0%              55,000   SuperValu Inc., 7.50% due 5/15/2012                                 59,284

                Food                   255,000   Archer-Daniels-Midland, 5.935% due 10/01/2032                      254,439
                Distribution--0.2%

                Foreign                190,000   Republic of Finland, 5.875% due 2/27/2006                          208,089
                Government             415,000   Republic of Italy, 4.375% due 10/25/2006                           437,886
                Obligations--0.7%      470,000   United Mexican States, 9.875% due 2/01/2010                        576,972
                                                                                                               ------------
                                                                                                                  1,222,947

                Gaming &               510,000   Circus Circus Enterprises, Inc., 6.70% due 11/15/2096              512,385
                Lodging--0.3%

                Health Care--0.2%      310,000   HCA Inc., 6.30% due 10/01/2012                                     312,648

                Home                   160,000   Newell Rubbermaid Inc., 4.625% due 12/15/2009                      163,219
                Furnishings--0.1%

                Hotels &               350,000   Hilton Hotels Corporation, 7.625% due 12/01/2012                   353,448
                Motels--0.2%

                Industrial--                     Tele-Communications Inc.:
                Other--0.6%            300,000      8.25% due 1/15/2003                                             300,088
                                       635,000      9.80% due 2/01/2012                                             763,285
                                                                                                               ------------
                                                                                                                  1,063,373

                Industrial--                     Aramark Services Inc.:
                Services--0.5%         265,000      6.75% due 8/01/2004                                             275,715
                                       250,000      6.375% due 2/15/2008                                            258,838
                                       360,000   First Data Corporation, 6.75% due 7/15/2005                        391,804
                                                                                                               ------------
                                                                                                                    926,357

                Industrials--0.4%       50,000   Abitibi Consolidated Inc., 8.55% due 8/01/2010                      55,493
                                        50,000   Domtar Inc., 7.875% due 10/15/2011                                  58,438
                                        85,000   Norsk Hydro A/S, 6.36% due 1/15/2009                                92,207
                                       188,000   Phillip Morris Companies, Inc., 8.25% due 10/15/2003               194,805
                                       310,000   Tyson Foods, Inc., 6.625% due 10/01/2004                           329,611
                                                                                                               ------------
                                                                                                                    730,554

                Insurance--0.2%        170,000   John Hancock Financial Services, 5.625% due 12/01/2008             178,233
                                       130,000   Progressive Corporation, 6.25% due 12/01/2032                      133,377
                                                                                                               ------------
                                                                                                                    311,610

                Machinery--0.0%         75,000   Emerson Electric Company, 6% due 8/15/2032                          76,144

                Metals &               175,000   Alcoa Inc., 1.70% due 12/06/2004 (a)                               175,449
                Mining--0.1%

                Multi-Sector           420,000   Lehman Brothers, TRAINS, 6.259% due 8/15/2008 (a)(c)(d)            432,499
                Holdings--2.4%                   Morgan Stanley TRACERS (c)(e):
                                     2,850,000      5.854% due 3/01/2007 (a)                                      3,036,761
                                       570,000      6.726% due 6/15/2012                                            627,450
                                                                                                               ------------
                                                                                                                  4,096,710

                Oil--0.5%                        Anadarko Finance Company:
                                        90,000      6.75% due 5/01/2011                                             101,410
                                        75,000      7.50% due 5/01/2031                                              89,179
                                       260,000   Colonial Pipeline, 7.63% due 4/15/2032 (c)                         310,312
                                       420,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (c)                    419,300
                                                                                                               ------------
                                                                                                                    920,201

                Oil--Integrated--0.1%            Texaco Capital Inc.:
                                        55,000      8.625% due 6/30/2010                                             69,288
                                        55,000      8.625% due 11/15/2031                                            77,872
                                                                                                               ------------
                                                                                                                    147,160

                Paper                  140,000   UPM-Kymmene Corporation, 5.625% due 12/01/2014 (c)                 145,274
                Products--0.1%

                Pipelines--Gas--0.4%             Kinder Morgan Energy:
                                       180,000      5.35% due 8/15/2007                                             188,353
                                       430,000      6.75% due 3/15/2011                                             467,088
                                                                                                               ------------
                                                                                                                    655,441



Merrill Lynch Total Return Bond Fund, December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                Total Return Bond Master Portfolio (continued)

                                         Face
                Industries              Amount                       Investments                                   Value
CORPORATE       Pipelines--Oil &    $  230,000   Consolidated Natural Gas, 5.375% due 11/01/2006               $    243,130
BONDS & NOTES   Gas--0.1%
(concluded)
                Real Estate            675,000   Avalonbay Communities, 6.58% due 2/15/2004                         707,839
                Investment             140,000   Developers Divers Realty, 6.625% due 1/15/2008                     140,757
                Trust--1.6%            420,000   EOP Operating LP, 7.375% due 11/15/2003                            437,013
                                        65,000   Health Care Properties Inc., 7.48% due 4/05/2004                    68,595
                                                 Health Care Properties Investors Inc.:
                                       155,000      6.50% due 2/15/2006                                             160,981
                                       280,000      6.45% due 6/25/2012                                             282,077
                                       185,000   Nationwide Health Properties, 6.59% due 7/07/2038                  191,619
                                       790,000   Prologis Trust, 7% due 10/01/2003                                  812,258
                                                                                                               ------------
                                                                                                                  2,801,139

                Retail--               160,000   Limited Brands Inc., 6.125% due 12/01/2012                         168,422
                Apparel--0.1%

                Retail--               100,000   Kohl's Corporation, 6% due 1/15/2033                               100,531
                Stores--0.1%

                Savings & Loan         325,000   Golden West Financial Corporation, 4.75% due 10/01/2012            326,799
                Associations--0.2%

                Special                245,000   Principal Life Global, 6.25% due 2/15/2012 (c)                     259,698
                Services--0.2%

                Supranational--0.8%    235,000   Corporacion Andina de Fomento, 6.875% due 3/15/2012                246,362
                                     1,000,000   European Investment Bank, 7.125% due 9/18/2006                   1,157,690
                                                                                                               ------------
                                                                                                                  1,404,052

                Telephone--0.9%        390,000   CenturyTel Inc., 7.875% due 8/15/2012 (c)                          461,593
                                                 France Telecom:
                                        90,000      9.25% due 3/01/2011                                             104,064
                                        85,000      10% due 3/01/2031                                               103,473
                                       240,000   Koninklijke (KPN) NV, 8% due 10/01/2010                            268,800
                                       275,000   US West Communications, 7.20% due 11/01/2004                       261,250
                                       250,000   Verizon New York Inc., 6.875% due 4/01/2012                        280,847
                                                                                                               ------------
                                                                                                                  1,480,027

                Telephone              105,000   AT&T Corporation, 7.30% due 11/15/2011                             114,766
                Service--0.6%           70,000   Alltel Corporation, 7% due 7/01/2012                                80,672
                                       530,000   British Telecom PLC, 8.375% due 12/15/2010                         635,416
                                       190,000   Deutsche Telekom International Finance,
                                                 8.50% due 6/15/2010                                                218,829
                                                                                                               ------------
                                                                                                                  1,049,683

                Transportation--0.3%   155,000   Continental Airlines, 6.563% due 2/15/2012                         165,670
                                                 Southwest Airlines Co.:
                                        50,000      8% due 3/01/2005                                                 55,326
                                       200,000      7.875% due 9/01/2007                                            225,088
                                                                                                               ------------
                                                                                                                    446,084

                U.S. Government      4,280,000   Fannie Mae, 7% due 7/15/2005                                     4,798,436
                Agency--5.2%         3,600,000   Freddie Mac, 7% due 7/15/2005                                    4,038,473
                                                                                                               ------------
                                                                                                                  8,836,909

                Utilities--                      Sprint Capital Corporation:
                Communication--0.6%    705,000      5.70% due 11/15/2003                                            701,475
                                       395,000      8.375% due 3/15/2012                                            393,025
                                                                                                               ------------
                                                                                                                  1,094,500

                Utilities--            140,000   Alabama Power Capital Trust, 5.50% due 10/01/2042 (a)              140,777
                Electric &             545,000   Cincinnati Gas & Electric Company, 5.70% due 9/15/2012             558,652
                Gas--1.7%                        Commonwealth Edison Company:
                                        75,000      6.15% due 3/15/2012                                              82,975
                                       210,000      6.95% due 7/15/2018                                             231,059
                                       380,000   Consolidated Edison Company of New York, 4.875% due
                                                 2/01/2013                                                          385,269
                                                 Dominion Resources Inc.:
                                       430,000      8.125% due 6/15/2010                                            500,262
                                       120,000      6.75% due 12/15/2032                                            123,157
                                       640,000   FirstEnergy Corp., 6.45% due 11/15/2011                            636,700
                                       210,000   Mississippi Power, 6.05% due 5/01/2003                             212,535
                                                                                                               ------------
                                                                                                                  2,871,386


                Waste Disposal         530,000   Waste Management Inc., 7.375% due 8/01/2010                        579,894
                Services--0.3%

                Yankee--                85,000   BSCH Issuances Ltd., 7.625% due 9/14/2010                           96,682
                Corporates--0.7%                 Korea Development Bank:
                                       150,000      7.125% due 4/22/2004                                            159,455
                                       265,000      4.25% due 11/13/2007                                            269,064
                                                 Pemex Project Funding Master Trust:
                                       280,000      9.125% due 10/13/2010                                           320,600
                                       260,000      7.375% due 12/15/2014 (c)                                       266,500
                                                                                                               ------------
                                                                                                                  1,112,301

                                                 Total Corporate Bonds & Notes (Cost--$66,479,592)               68,698,549


GOVERNMENT      Collateralized                   Freddie Mac:
AGENCY          Mortgage               350,933      5.57% due 7/15/2022                                             353,310
MORTGAGE-       Obligations--0.3%      104,698      24.917% due 6/15/2029                                           105,681
BACKED                                                                                                         ------------
SECURITIES++--                                                                                                      458,991
25.8%
                Pass-Through                     Fannie Mae:
                Securities--25.5%      337,138      7% due 9/01/2031                                                354,617
                                     4,782,954      6.50% due 12/01/2031                                          4,982,377
                                       770,734      7% due 7/01/2032                                                810,692
                                     5,413,019      7% due 8/01/2032                                              5,693,461




Merrill Lynch Total Return Bond Fund, December 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                Total Return Bond Master Portfolio (continued)

                                         Face
                Industries              Amount                       Investments                                   Value
GOVERNMENT      Pass-Through                     Freddie Mac Participation Certificates--Gold Program:
AGENCY          Securities         $ 1,657,975      6.50% due 5/01/2016                                        $  1,754,146
MORTGAGE-BACKED (concluded)          6,895,550      6% due 4/01/2017                                              7,215,393
SECURITIES++                         2,313,277      7.50% due 1/01/2030                                           2,462,216
(concluded)                            910,000      5% due TBA (b)                                                  934,473
                                       910,000      5.50% TBA (b)                                                   929,078
                                     3,400,000      6% due TBA (b)                                                3,521,224
                                     8,561,047      6.50% due TBA (b)                                             8,909,353
                                     3,300,000      7% due 10/01/2031                                             3,468,489
                                     2,343,289   Government National Mortgage Association, 6.50% due
                                                 10/15/2031                                                       2,462,065
                                                                                                               ------------
                                                                                                                 43,497,584

                                                 Total Government Agency Mortgage-Backed Securities
                                                 (Cost--$43,302,106)                                             43,956,575


GOVERNMENT                                       Fannie Mae:
AGENCY                               2,600,000      5.25% due 6/15/2006                                           2,833,334
OBLIGATIONS--                          730,000      7.125% due 3/15/2007                                            854,035
14.6%                                1,570,000      6.375% due 6/15/2009                                          1,816,658
                                     1,100,000      6% due 5/15/2011                                              1,243,399
                                     1,700,000      6.50% due TBA (b)                                             1,767,983
                                     1,810,000      7.125% due 1/15/2030                                          2,233,618
                                     2,050,000   Freddie Mac, 6.625% due 9/15/2009                                2,404,732
                                                 Freddie Mac Participation Certificates--Gold Program (b):
                                     7,600,000      6% due TBA                                                    7,868,592
                                     3,600,000      7.50% due TBA                                                 3,811,133

                                                 Total Government Agency Obligations (Cost--$24,004,928)         24,833,484


ASSET-BACKED                         1,077,000   CIT Equipment Collateral, 2002-VT1 A2, 2.90% due
SECURITIES--6.9%                                 6/21/2004                                                        1,082,499
                                                 California Infrastructure PG&E:
                                       400,000      1997-1 A6, 6.38% due 9/25/2008                                  436,856
                                       550,000      1997-1 A7, 6.42% due 9/25/2008                                  598,710
                                       738,912   EQCC Home Equity Loan Trust, 1999-1 A3F, 5.915% due
                                                 11/20/2024                                                         753,898
                                                 Household Automotive Trust:
                                     1,400,000      2002-1 A2, 2.75% due 5/17/2005                                1,408,649
                                       800,000      2002-3 A3A, 2.75% due 6/18/2007                                 811,808
                                     1,088,340   Household Home Equity Loan Trust, 2002-2 A, 1.688% due
                                                 4/20/2032 (a)                                                    1,086,474
                                     1,350,000   Ikon Receivables LLC, 2002-1 A2, 2.91% due 2/15/2005             1,355,645
                                       547,898   MBNA Master Credit Card Trust, 1999-F B, 1.79% due
                                                 1/16/2007 (a)                                                      547,788
                                     1,248,978   Option One Mortgage Loan Trust, 2002-4 A, 1.68% due
                                                 7/25/2032 (a)                                                    1,244,525
                                     1,300,000   Residential Asset Securities Corporation, 2002-KS8 A2,
                                                 3.04% due 6/25/2023                                              1,310,156
                                     1,100,000   Superior Wholesale Inventory Financing Trust, 2001-A7,
                                                 1.77% due 6/15/2006 (a)                                          1,097,426

                                                 Total Asset-Backed Securities (Cost--$12,586,152)               11,734,434


NON-AGENCY      Collateralized         514,656   ABN AMro Mortgage Corporation, 2001-8 2A1, 6.50%
MORTGAGE-BACKED Mortgage                         due 1/25/2032                                                      520,698
SECURITIES--    Obligations--5.1%      332,204   Bank of America Mortgage Securities, 2002-IA 1B,
12.1%                                            4.64% due 8/25/2032                                                334,441
                                        59,585   Blackrock Capital Finance LP, 1997-R2 AP, 9.03% due
                                                 12/25/2035 (a)(c)                                                   63,211
                                       200,000   CMC Securities Corporation IV, 1994-G A4, 7% due 9/25/2024         203,853
                                     1,097,414   Chase Mortgage Finance Corporation, 1999-S4 A1, 6.50%
                                                 due 4/25/2029                                                    1,127,132
                                        91,801   Collateralized Mortgage Obligation Trust, 57 D, 9.90%
                                                 due 2/01/2019                                                       92,316
                                       150,055   GE Capital Mortgage Services, Inc., 1994-24 A4, 7% due
                                                 7/25/2024                                                          152,627
                                                 Housing Securities Inc.:
                                       186,053      1994-1 AB2, 6.50% due 3/25/2009                                 130,470
                                       104,324      1994-2 B1, 6.50% due 7/25/2009                                   82,481
                                       145,443   Independent National Mortgage Corporation, 1995-F A5,
                                                 8.25% due 5/25/2010                                                145,219
                                       260,036   Ocwen Residential MBS Corporation, 1998-R2 AP, 7.124%
                                                 due 11/25/2034 (a)(c)                                              264,546
                                       891,341   Structured Asset Securities Corporation, 2002-9 A2, 1.72%
                                                 due 10/25/2027 (a)                                                 884,857
                                                 Washington Mutual Inc.:
                                       600,000      2000-1 B1, 5.42% due 1/25/2040 (a)(c)                           597,563
                                       900,000      2002-AR4 A7, 5.58% due 4/25/2032                                922,755
                                       957,046      2002-S3 1A1, 6.50% due 6/25/2032                                982,152
                                                 Wells Fargo Mortgage-Backed Securities Trust:
                                     1,771,374      2002-3 A1, 5.50% due 3/25/2032                                1,803,347
                                       435,732      2002-A A2, 5.90% due 3/25/2032                                  437,112
                                                                                                               ------------
                                                                                                                  8,744,780

                Commercial           2,500,000   Bank of America-First Union NB, 2001-3 A2, 5.464%
                Mortgage-Backed                  due 4/11/2037                                                    2,671,107
                Securities--7.0%       750,000   CS First Boston Mortgage Securities Corporation,
                                                 1995-WF1 D, 7.532% due 12/21/2027                                  791,052
                                     2,150,622   First Union NB-Bank of America Commercial Mortgage Trust,
                                                 2001-C1 A1, 5.711% due 3/15/2033 (a)                             2,313,736
                                     2,024,506   GS Mortgage Securities Corporation II, 1998-C1 A1, 6.06%
                                                 due 10/18/2030 (a)                                               2,147,506
                                     1,600,000   Greenwich Capital Commercial Funding Corporation,
                                                 2002-C1-A4, 4.948% due 11/11/2025                                1,633,250
                                     1,250,000   LB-UBS Commercial Mortgage Trust, 2002-C1 A3, 6.226%
                                                 due 3/15/2026                                                    1,392,928
                                       827,282   Nomura Asset Securities Corporation, 1995-MD3 A1B, 8.15%
                                                 due 3/04/2020                                                      911,032
                                                                                                               ------------
                                                                                                                 11,860,611

                                                 Total Non-Agency Mortgage-Baked Securities
                                                 (Cost--$19,012,133)                                             20,605.391



                                        Shares
                                         Held
PREFERRED                                  500   Home Ownership Funding 2(c)                                        309,758
STOCKS - 0.2%

                                                 Total Preferred Stocks (Cost - $500,000)                           309,758






Merrill Lynch Total Return Bond Fund, December 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                Total Return Bond Master Portfolio (concluded)

                                         Face
                                        Amount                          Investments                                Value
U.S. TREASURY   U.S. Treaury                     U.S. Treasury Bonds:
OBLIGATIONS--   Bonds--3.7%         $  930,000      7.50% due 11/15/2016                                       $  1,216,193
9.8%                                   570,000      8.125% due 8/15/2019                                            793,948
                                     1,980,000      7.25% due 8/15/2022                                           2,576,861
                                       430,000      6.25% due 8/15/2023                                             505,183
                                       430,000      6.625% due 2/15/2027                                            531,218
                                       610,000      5.375% due 2/15/2031                                            664,995
                                                                                                               ------------
                                                                                                                  6,288,398

                U.S. Treasury                    US Treasury Notes:
                Notes--6.1%            215,000      1.875% due 9/30/2004                                            216,503
                                       650,000      7.50% due 2/15/2005                                             728,863
                                     2,500,000      6.50% due 5/15/2005                                           2,775,098
                                       410,000      5.75% due 11/15/2005                                            453,226
                                     1,080,000      6.25% due 2/15/2007                                           1,239,089
                                       600,000      3.25% due 8/15/2007                                             614,860
                                     1,330,000      6.125% due 8/15/2007                                          1,529,396
                                       200,000      3% due 11/15/2007                                               202,406
                                       950,000      4.75% due 11/15/2008                                          1,036,984
                                       570,000      6.50% due 2/15/2010                                             681,328
                                       820,000      5% due 2/15/2011                                                900,975
                                                                                                               ------------
                                                                                                                 10,378,728

                                                 Total U.S. Treasury Obligations (Cost--$16,096,692)             16,667,126




SHORT-TERM      Commercial           5,000,000   Conoco Inc., 1.45% due 1/14/2003                                 4,997,583
INVESTMENTS--   Paper*--5.8%         4,815,000   Ryder System, 1.40% due 1/02/2003                                4,815,000
5.8%

                                                 Total Short-Term Investments (Cost - $9,812,583)                 9,812,583


                                                 Total Investments (Cost - $191,794,186)--115.5%                196,617,900
                                                 Liabilities in Excess of Other Assets--(15.5)%                (26,408,990)
                                                                                                               ------------
                                                 Net Assets - 100.0%                                           $170,208,910
                                                                                                               ============

(a)Floating rate note.
(b)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Target Return Index Securities (TRAINS).
(e)Tradable Custodial Receipts (TRACERS).
++Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES

TOTAL RETURN
BOND MASTER
PORTFOLIO         As of December 31, 2002
Assets:           Investments, at value (identified cost--$191,794,186)                                      $  196,617,900
                  Receivables:
                     Securities sold                                                       $   26,576,779
                     Interest                                                                   1,835,272
                     Contributions                                                              1,109,515
                     Paydowns                                                                     554,732        30,076,298
                                                                                           --------------
                  Prepaid expenses and other assets                                                                 112,302
                                                                                                             --------------
                  Total assets                                                                                  226,806,500
                                                                                                             --------------

Liabilities:      Payables:
                     Securities purchased                                                      54,060,667
                     Custodian bank                                                             1,971,116
                     Withdrawals                                                                  502,053
                     Investment adviser                                                            43,221        56,577,057
                                                                                           --------------
                  Accrued expenses                                                                                   20,680
                                                                                                             --------------
                  Total liabilities                                                                              56,597,737
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  170,208,763
                                                                                                             ==============

Net Assets        Investors' capital                                                                         $  165,385,049
Consist of:       Unrealized appreciation on investments--net                                                     4,823,714
                                                                                                             --------------
                  Net assets                                                                                 $  170,208,763
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Total Return Bond Fund, December 31, 2002


STATEMENT OF OPERATIONS

TOTAL RETURN
BOND MASTER
PORTFOLIO         For the Six Months Ended December 31, 2002
Investment        Interest                                                                                   $    4,123,847
Income:           Dividends                                                                                          33,716
                                                                                                             --------------
                  Total income                                                                                    4,157,563
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $      253,777
                  Accounting services                                                              77,873
                  Custodian fees                                                                   32,431
                  Professional fees                                                                20,502
                  Pricing fees                                                                     10,272
                  Trustees' fees and expenses                                                       4,970
                  Other                                                                             6,314
                                                                                           --------------
                  Total expenses                                                                                    406,139
                                                                                                             --------------
                  Investment income--net                                                                          3,751,424
                                                                                                             --------------

Realized &        Realized gain on investments--net                                                               2,366,756
Unrealized        Change in unrealized appreciation on investments--net                                           3,404,790
Gain on                                                                                                      --------------
Investments--Net: Total realized and unrealized gain on investments--net                                          5,771,546
                                                                                                             --------------
                  Net Increase in Net Assets Resulting from Operations                                       $    9,522,970
                                                                                                             ==============


See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six           For the
TOTAL RETURN                                                                                Months Ended         Year Ended
BOND MASTER                                                                                 December 31,          June 30,
PORTFOLIO         Increase (Decrease) in Net Assets:                                            2002                2002
Operations:       Investment income--net                                                   $    3,751,424    $    8,726,128
                  Realized gain on investments--net                                             2,366,756         2,570,410
                  Change in unrealized appreciation/depreciation on investments--net            3,404,790         2,102,703
                                                                                           --------------    --------------
                  Net increase in net assets resulting from operations                          9,522,970        13,399,241
                                                                                           --------------    --------------

Capital           Proceeds from contributions                                                  41,385,059       119,146,818
Transactions:     Fair value of withdrawals                                                  (34,642,875)     (135,833,885)
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets derived from capital
                  contributions                                                                 6,742,184      (16,687,067)
                                                                                           --------------    --------------

Net Assets:       Total increase (decrease) in net assets                                      16,265,154       (3,287,826)
                  Beginning of period                                                         153,943,609       157,231,435
                                                                                           --------------    --------------
                  End of period                                                            $  170,208,763    $  153,943,609
                                                                                           ==============    ==============


See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                For the Six     For the      For the Period
TOTAL RETURN                                                                    Months Ended   Year Ended  October 6, 2000++
BOND MASTER       The following ratios have been derived from                   December 31,    June 30,      to June 30,
PORTFOLIO         information provided in the financial statements.                 2002          2002            2001
Total Investment                                                                  6.38%+++           9.97%               --
Return:**                                                                       ==========      ==========       ==========

Ratios to         Expenses                                                           .48%*            .48%            .42%*
Average                                                                         ==========      ==========       ==========
Net Assets:       Investment income--net                                            4.43%*           5.53%           6.59%*
                                                                                ==========      ==========       ==========

Supplemental      Net assets, end of period (in thousands)                      $  170,209      $  153,944       $  157,231
Data:                                                                           ==========      ==========       ==========
                  Portfolio turnover                                               195.58%         208.91%          276.08%
                                                                                ==========      ==========       ==========

*Annualized.
**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Total Return Bond Fund, December 31, 2002



NOTES TO FINANCIAL STATEMENTS


TOTAL RETURN
BOND MASTER
PORTFOLIO

1. Significant Accounting Policies:
Total Return Bond Master Portfolio (the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

(c) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .30% of the average daily value of the Portfolio's net assets.

For the six months ended December 31, 2002, the Fund reimbursed FAM $1,889 for certain accounting services.

Certain officers and/or trustees of the MasterTrust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were $357,875,294 and $364,006,934, respectively.

Net realized gains (losses) for the six months ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:


                                      Realized         Unrealized
                                   Gains (Losses)        Gains

Long-term investments              $   2,398,660      $   4,823,714
Options written                           37,520                 --
Financial futures contracts             (69,424)                 --
                                   -------------      -------------
Total investments                  $   2,366,756      $   4,823,714
                                   =============      =============



As of December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $4,767,281, of which $5,100,871 related to appreciated securities and $333,590 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $191,850,619.


4. Short-Term Borrowings:
The Master Trust, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the credit agreement during the six months ended December 31, 2002.




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Total Return Bond Fund

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Total Return Bond Fund

Date: February 18, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Total Return Bond Fund

Date: February 18, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke
       Chief Financial Officer of
       Merrill Lynch Total Return Bond Fund

Date: February 18, 2003